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                                                                   EXHIBIT 23.03

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-4 of Cardinal Health, Inc. of our report dated January 30, 1997 appearing on page 19 of Owen Healthcare, Inc.'s Annual Report on Form 10-K for the year ended November 30, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                               /s/ PRICE WATERHOUSE LLP
                                                   PRICE WATERHOUSE LLP

Houston, Texas
February 11, 1997